UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2021

Date of Report (Date of earliest event reported)

DALRADA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

wyoming	000-12641	38-3713274
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

600 La Terraza Blvd., Escondido, California		92025
(Address of principal executive offices)		(Zip Code)

(858) 283-1253

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 30, 2021 Amy Scannell was nominated and on December 1, 2021 Vincent Monteparte, was nominated as members of the Company’s Board of Directors with the Board approval on their respective dates.

The respective biographies are set forth below:

Amy Scannell : Amy Scannell is currently General Counsel of Tipp Investments, LLC, in Escondido California, since June 2019. Tipp Investments, LLC is a company with broad investment interests including commercial real estate, agriculture, and aviation. Scannell was admitted to the California bar in 2019 and the Massachusetts bar in 2015. Prior to Tipp Investments, Scannell worked as an associate attorney for Baskin & Associates, LLC, a family law litigation firm in Boston, Massachusetts. Scannell received her Juris Doctorate from Suffolk University Law School in Boston Massachusetts and Bachelor of Arts from Westfield State University in Westfield, Massachusetts.

Vincent Monteparte: Mr. Monteparte is Principal and Venture Partner in the venture capital and investment banking industry, having managed transactions and investments ranging from $40M to $500M. His leadership transformed uniquely positioned mid-market organizations in the enterprise software sector to upwards of $2 billion in enterprise valuations. A diverse background in technology, aerospace, transportation, logistics, real estate and healthcare has led Mr. Monteparte to roles as Venture Partner at Sway Ventures, a US-based venture capital firm investing in early to mid-stage technology companies and Principal at Global Capital Markets, an investment banking firm focusing on mid-market transactions for technology, manufacturing, distribution, service and retail companies.

Mr. Monteparte began his career as an entrepreneur and founded various companies, most recently Miro Technologies. At Miro, he led the development of a SaaS solution to modernize maintenance, repair, overhaul, and supply chain operations for complex assets. The business was sold to Boeing for 14x return on invested capital with an IRR of 48%. Additionally, Mr. Monteparte has since held various senior level executive roles leading teams and positioning multinational corporations to growth.

Mr. Monteparte holds a series 63 and 79 license and Board Advisory positions for BlueSky eLearn, a leading learning management software platform and Measurabl, a global ESG SaaS Software company. He received a B.A. in Aeronautical Engineering from Embry-Riddle Aeronautical University and an MBA from the Pepperdine University Graziadio School of Business, where he earned the Most Distinguished Alumni Award. In his spare time, Mr. Monteparte co-chairs the Business & Entrepreneurship Committee at Pepperdine, where he acts as a mentor to young entrepreneurs and executives in career and portfolios.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 14, 2021	DALRADA FINANCIAL CORPORATION

	By:	/s/ Brian Bonar
Brian Bonar Officer, Director

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